SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                             FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  September 16, 1999


                         KEYSPAN CORPORATION
      (Exact Name of Registrant as Specified in Its Charter)


                             New York
          (State or Other Jurisdiction of Incorporation)


            1-14161               11-3431358
(Commission File Number)        (IRS Employer Identification No.)

  One MetroTech Center, Brooklyn, New York                       11201
  175 East Old Country Road, Hicksville, New York                11801
     (Address of Principal Executive Offices)                 (Zip Code)


                    (718) 403-1000 (Brooklyn)
                   (516) 755-6650 (Hicksville)
       (Registrant's Telephone Number, Including Area Code)


                            N/A
  (Former Name or Former Address, if Changed Since Last Report)

     Item 5.   Other Events.

           On September 13, 1999, KeySpan Corporation d/b/a KeySpan Energy
     ("the Company") issued a press release concerning, its intention to begin a process to review strategic alternatives for the Houston Exploration Company, in which the Company has a 64% share ownership. The Company's press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

           In addition, the Company currently believes that its earnings for the year ending December 31, 1999, will exceed most securities analysts' estimates. The full range of analyst earnings projections is $1.40 - $1.60 per common share. Based on current projections, it appears as if earnings for this period will be at the upper end of this range primarily as a result of reduced costs and the benefits derived from the acquisition of the Ravenswood generating facility in June 1999.

     Certain statements contained here in or in the exhibits attached hereto concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts, are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties and actual results may differ materially from those discussed in such statements. Among the factors that could cause actual results to differ materially are: available sources and cost of fuel; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; the ability of the Company to successfully reduce its cost structure; the successful integration of the Company's subsidiaries; the degree to which the Company develops unregulated business ventures; the ability of the Company to identify and make complementary acquisitions, as well as the successful integration of such acquisitions; inflationary trends and interest rates; the ability of the Company and its significant vendors to modify their computer software, hardware and databases to accommodate the year 2000; and other risks detailed from time to time in other reports and other documents filed by the Company with the Securities and Exchange Commission. For any of these statements, the Company claims the protection of the safe harbor for forward-looking information contained in the Private Securities Litigation Reform Act of 1995, as amended.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               (1)  Press Release of the Company dated September 13, 1999.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   KEYSPAN CORPORATION

     Dated: September 16, 1999               By:    /s/ Robert R. Wieczorek
                                          Title:    Vice President, Treasurer
                                                     and Secretary

                           INDEX TO EXHIBITS


     Exhibit No.    Exhibit                               Page

       99      Press Release, dated September 13, 1999      5

                                                    Exhibit 99


         HOUSTON EXPLORATION AND MAJORITY SHAREHOLDER,
     KEYSPAN ENERGY, ANNOUNCE INTENTION TO EXPLORE STRATEGIC
              ALTERNATIVES FOR HOUSTON EXPLORATION

     HOUSTON, Brooklyn, and Hicksville, N.Y.--(BUSINESS WIRE)--Sept. 13, 1999-- The Houston Exploration Company (NYSE:THX - news) and its majority shareholder, KeySpan Energy Corporation (NYSE:KSE - news), jointly announced today their intention to begin a process to review strategic alternatives for Houston Exploration.

     The process will include an assessment of the role of Houston Exploration within KeySpan's future strategic plan, and will consider a full range of strategic transactions which could include the sale of all or a portion of Houston Exploration. J.P. Morgan Securities Inc. has been retained by Keyspan as financial advisor to assist in this strategic review.

     "The management team at Houston Exploration has developed an outstanding track record and has built a portfolio of exploration opportunities whose value is likely to be enhanced substantially by a company focused solely on oil and gas exploration and production," said Robert B. Catell, chairman and chief executive officer of KeySpan Energy. "In today's competitive market, KeySpan's strategy is centered on growing its core downstream businesses, including gas and electric distribution, electric generation, and energy services in the Northeast region. We believe our assessment of options at this time will result in the maximum value for the shareholders of both companies," Mr. Catell said.

     James G. Floyd, president and chief executive officer of Houston Exploration said, "With a strong commodity-pricing and lower service-cost environment, Houston Exploration will continue to develop its substantial inventory of high-quality prospects for the benefit of all its shareholders. All operating activities will continue as planned while the various options are being evaluated."

     The Houston Exploration Company is a Houston-based independent natural gas and oil company engaged in the exploration, development and acquisition of domestic natural gas and oil properties. The company's offshore properties are located in the shallow water Gulf of Mexico and its onshore properties are located in South Texas, the Arkoma Basin, South Louisiana, East Texas and West Virginia.

     KeySpan Energy is a holding company including two utilities that distribute natural gas under the Brooklyn Union name to 1.6 million customers in New York City and on Long Island, making it the fourth largest gas-distribution company in the United States. Other KeySpan companies market a portfolio of energy-related services in the Northeast, own or operate electric-generation plants in New York City and on Long Island, and provide operating and customer services to one-million electric customers of the Long Island Power Authority. KeySpan's unregulated energy activities focus on three principal lines of business: gas exploration and development, primarily through The Houston Exploration Company; domestic pipelines and storage; and international activities, including gas-processing in Canada, and gas pipelines and local-distribution in Northern Ireland. For more information, visit KeySpan Energy's web site at: www.keyspanenergy.com.

     Business contacts during the review process are: KeySpan Senior Vice President H. Neil Nichols, 718/403-2529, J.P. Morgan Vice President Laurence F. Whittemore, 212/648-3801 and Houston Exploration Senior Vice President Thomas W. Powers, 713/830-6853.